ADDENDUM NUMBER 1 TO SUBSERVICING AGREEMENT

                          Dated as of December 1, 1998

Reference is made to that certain Subservicing Agreement dated as of November 1, 1998 (the "Sub-Servicing Agreement") by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on attached thereto which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

Terms capitalized herein and not defined herein shall have their respective meanings set forth in the Sub-Servicing Agreement.

                  The parties to the Sub-Servicing Agreement hereby agree to amend the Schedule to the Sub-Servicing Agreement by adding thereto a reference to the Pooling Agreement relating to the Depositors Series 1998-4 securitization Trust, with the result that the Series 1998-4 Trust will be one of the Trusts covered by the Sub-Servicing Agreement.

Consistent with the foregoing, the following is hereby added to the Schedule:

Series           Pooling Agreement
------           -----------------

                 1998-4 Pooling and Servicing Agreement, dated as of December 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee.

IN WITNESS WHEREOF, the parties have caused this Addendum Number 1 to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                    CONTIMORTGAGE CORPORATION,
                                    as Servicer and as Seller

                                    By: /s/ Margaret M. Curry
                                        ----------------------------------------
                                        Name:  Margaret M. Curry
                                        Title: Senior Vice President

                                    By: /s/ Daniel J. Egan
                                        ----------------------------------------
                                        Name: Daniel J. Egan
                                        Title: Senior Vice President

                                    CONTINENTAL GRAIN COMPANY,
                                      as Subservicer

                                    By: /s/ Mark R. Baker
                                        ----------------------------------------
                                        Name: Mark R. Baker
                                        Title: Corporate Senior Vice President

                                    CONTISECURITIES ASSET FUNDING CORP.,
                                      as Depositor

                                    By: /s/ John Banu
                                        ----------------------------------------
                                        Name: John Banu
                                        Title: Authorized Signatory

                                    By: /s/ Mary Rapoport
                                        ----------------------------------------
                                        Name: Mary Rapoport
                                        Title: Authorized Signatory

                                    CONTIWEST CORPORATION,
                                      as Seller

                                    By: /s/ Joy B. Tolbert
                                        ----------------------------------------
                                        Name: Joy B. Tolbert
                                        Title: Vice President

                                    By: /s/ Todd Hart
                                        ----------------------------------------
                                        Name: Todd Hart
                                        Title: Assistant Secretary

                                    MANUFACTURERS AND TRADERS
                                      TRUST COMPANY,
                                      as Trustee and on behalf of the Trusts

                                    By: /s/ Neil Witoff
                                        ----------------------------------------
                                        Name: Neil Witoff
                                        Title: Assistant Vice President

         [Signature Page to Addendum Number 1 to Subservicing Agreement]